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                                                                   Exhibit 10.28

                      RESOLUTION TERMINATING ROUNDY'S, INC.
                        2001 INCENTIVE COMPENSATION PLAN

     WHEREAS, on June 6, 2002, the common stock of the corporation was sold to Willis Stein & Partners and the structure and the terms of the Roundy's, Inc. 2001 Incentive Compensation Plan (the "Plan") are no longer applicable; and

     NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby terminated effective immediately.